Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CBL & ASSOCIATES PROPERTIES, INC. (the “Company”) on Form 10-Q for the three months ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John N. Foy, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John N. Foy

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John N. Foy, Chief Financial Officer

May 10, 2007

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Date